Investor Presentation September 2017 1 Exhibit 99.1

Forward Looking Statements Statements in this presentation that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to the discovery of potential drug candidates and the preclinical and clinical testing of our drug candidates; the early stage of our drug candidates presently under development; our ability to obtain and, if obtained, maintain regulatory approval of our current drug candidates and any of our other future drug candidates; our need for substantial additional funds in order to continue our operations and the uncertainty of whether we will be able to obtain the funding we need; our future financial performance; our ability to retain or hire key scientific or management personnel; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our dependence on third-party manufacturers, suppliers, research organizations, testing laboratories and other potential collaborators; our ability to successfully market and sell our drug candidates in the future as needed; the size and growth of the potential markets for any of our approved drug candidates, and the rate and degree of market acceptance of any of our approved drug candidates; developments and projections relating to our competitors and our industry; our ability to establish collaborations; our expectations regarding the time which we will be an emerging growth company under the JOBS Act; our use of proceeds from this offering; regulatory developments in the U.S. and foreign countries; and other factors that are described more fully in our Annual Report on form 10-K filed with the SEC on March 30, 2017. In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this presentation speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations.

Pieris Investment Opportunity Robust pipeline of a novel class of therapeutics—Anticalin® proteins Potentially transformative, wholly owned, tumor-targeted 4-1BB bispecific immuno-oncology (IO) program Next-generation multispecifics IO platform to exploit costimulatory and checkpoint targets with novel modes of action First-in-class, inhaled Anticalin protein targeting IL-4Ra partnered with AstraZeneca, retaining co-dev & co-marketing rights in USA Novel inhaled biologics platform that may bring enormous benefits in respiratory diseases including asthma and beyond Validating pharmaceutical partnerships in IO, respiratory diseases, and other therapeutic areas, demonstrating platform value $80M in upfront payments in 2017, $4.5B in milestone potential Respiratory Immuno-oncology

Anticalin Proteins – A Novel Therapeutic Class with Favorable Drug Properties

Features

- Derived from lipocalins (human extracellular binding proteins)
  - multifunctional, non-immunogenic polypeptides
- Engineerable binding pocket
- Small size (18 kDa vs 150kDa mAbs)
- Very Stable

Benefits

- No observed immunogenicity to date
- Potent target engagement
- Can be stand-alone therapeutics…
  - Inhaled biologics
- …Yet are highly engineerable
  - Novel multispecifics, including mAb-Anticalin fusion proteins



…Powered by Cutting Edge Platform

- Highly diverse libraries (>10^{11}) of potential drug candidates
- Automated high-throughput drug screening technology (phage display)
  - High hit rates, quick to development candidates, versatile use
- Extensive protein engineering know-how for potentially transformative therapeutics and multispecifics

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Anticalin-based Drug Candidates Can Be Tailored to Multiple Formats Building Blocks Anticalin Antibody Fc Pure Anticalin Proteins Multispecific mAb-Anticalin Proteins Potent Multi-target Engagement • Novel MoA • Favorable Drug-like Properties Tri’ Mono’ Bi’ Tetra’ Multispecific Fc-Anticalin Proteins

Immuno-oncology Programs Phase 1 4-1BB/HER2 Bispecific PRS-343 (Pieris) Preclinical 4-1BB/GPC3 Bispecific PRS-342 (Pieris) Preclincal PD-1/n.d. Bispecific PRS-332 (Servier - Pieris) Discovery n.d. PRS-300s (Pieris) Discovery Bispecifics 4 Programs (Servier - Pieris) Discovery n.d. Roche Program Phase Target Candidate 6

PRS-343 IO Drug for Solid Tumors 100% Proprietary to Pieris First-in-class 4-1BB and HER2 bispecific to preferentially activate T cells in the tumor microenvironment (TME) Patients with HER2-positive tumors In vivo data demonstrate potent T cell activation in TME while avoiding systemic toxicity; favorable drug-like properties Currently screening patients under IND Initial safety and efficacy data in 2018 DRUG MARKET DATA STATUS NEXT STEPS

PRS-343 Market Opportunity Cancer Type Prevalence (US)1 Line of Therapy Line of Therapy Size (%) HER2+ Rate (%) Addressable Population (US) Breast Cancer 3,327,552 3rd Line ~9% 20%2 59,495 Bladder Cancer 696,440 3rd Line ~4% 43%3 10,705 Gastric Cancer 76,829 2nd Line ~23% 22%4 3,942 Uterine (Endometrial) Cancer 710,228 1st Line ~12% 25%5 20,827 Ovarian Cancer 222,060 2nd Line ~32% 7%6 4,278 Additional potential tumor types include e.g. Biliary, NSCLC, Esophageal, Colorectal and Cervical Cancer 1) Surveillance, Epidemiology, and End Results (SEER) Program 2) Schmidt, C. J Natl Cancer Inst. 2010; 3) Krüger, S, et al. Int. J. Cancer. 2002: 4) Yano et al. J Clin Oncol, 2004; 5) Livasy, CA., et al. Gyn Onc. 2006; 6) Tuefferd M, et al., PLoS ONE. 2007 Multi-billion dollar market opportunity in HER2-positive cancers, well over 100K addressable patients in the US alone.

PRS-343 is a First-in-class Bispecific TME-activated Costimulatory Agonist

4-1BB (CD137) – Key Costimulatory Target

- Marker for tumor-specific T cells in TME
- Ameliorates T cell exhaustion
- Critical for T cell expansion
- Induces anti-tumor cytolytic activity
- Drives central memory T cell differentiation for sustained response

HER2 – Strongly Validated Tumor Target

- Restricted expression on normal tissue
- Multiple HER2+ tumors with high-unmet need
  - Breast, Gastric & Bladder; several others
  - Mediates drug mobilization and immune receptor activation within the tumor bed


Tumor-specific T Cell
TcR
4-1BB
(CD137)
MHC-peptide
HER2
Tumor Cell
PRS-343
4-1BB-targeting Ac
HER2-targeting mAb

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Concept: Tumor-localized Costimulation with PRS-343 (Bispecific 4-1BB Engager)

- 4-1BB is activated via high-order clustering
- Tumor receptor-mediated clustering of bispecifics drives 4-1BB-mediated T cell activation
- Maintained tumor antigen specificity by T cell receptor may lead to safety advantages



No T cell costimulation in periphery
T Cell
4-1BB
PRS-343
No Clustering & no T cell Activation
Low HER2 Expression
Healthy Cell
T cell costimulation in TME
Tumor-specific T cell
Clustering & T cell Activation
High HER2 Expression
Tumor Cell

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PRS-343 Shows Bifunctional Activity – Dose-dependent Tumor Growth Inhibition & CD8(+)TIL Expansion in HER2+ Ovarian Cancer Model PRS-343 shows dose-dependent tumor growth inhibition, which is dominated by anti-HER2 activity PRS-343 leads to strong and dose-dependent lymphocyte infiltration in tumors; monospecific anti-HER2 mAb (IgG4 backbone) lacks this activity Monospecific anti-4-1BB benchmark mAb shows insignificant response compared to isotype control and no significant tumor infiltration of lymphocytes Tumor growth (Median) SK-OV-3 tumor model Incomplete group due to mortality 100µg Isotype Ctrl 100µg PRS-343 100µg Anti-4-1BB CD3 CD45 CD4 CD8 CD3 CD45 CD4 CD8 CD3 CD45 CD4 CD8 hCD4 hCD3 hCD8 Plot TIL phenotyping by IHC TIL frequency (hCD45)

PRS-343 Avoids Unwanted Effect of Peripheral T Cell Activation, Unlike Systemic 4-1BB Agonist mAb Anti-4-1BB benchmark mAb shows accelerated graft-versus-host-disease with significant mortality in line with literature data1 Toxicity corresponds with expansion of CD8-positive T cells in PBMC for this group Survival PBMC phenotyping at day 19 % CD45+ of PBMC % CD8+ of CD45+ 1Sanmamed et al., Cancer Res. 2015 Sep 1;75(17):3466-78.

PRS-343 First-in-Patient Clinical Trial PRS-343 Summary Demonstrated ability to activate human T cells consistent with desired mode of action Potent, tumor-dependent activity Differentiation over anti-4-1BB mAbs Favorable drug-like properties CMC/manufacturing: robust titers and long-term stability Low risk of immunogenicity observed ex vivo Antibody-like half-life in mouse and cynomolgus monkey Clean cynomolgus monkey GLP toxicity study Multiple-Ascending Dose Escalation Phase Phase 1 Trial Enroll HER2+ cancer patients Modified 3+3 design (start with single-pt cohorts) Determine MTD and/or efficacious dose level Informs expansion phase Data-driven Expansion Phase Gastric Bladder ? Other (….)

Beyond PRS-343... Servier Partnership is a Transformative Alliance in Immuno-oncology

Alliance Highlights

5 committed + 3 optional novel IO programs

Lead bispecific PRS-332 (PD-1-based)

Retained co-development and full US commercial rights on PRS-332 and up to 3 additional programs

~$30M upfront, up to ~$1.8B in milestones, low double-digit royalties

"True Partnership" – equal voice, shared strategic vision and resources

Partner Overview

SERVIER

France's largest private pharmaceutical company and second largest overall (~$4B annual sales)

Founded in 1954

> 21,000 employees

A commercial-stage oncology company

Deep commitment to R&D with $1B research budget with oncology as one of its core areas

Strategic Implications of Partnership

Validates Pieris' unique multispecifics formats to interrogate novel biology in a highly competitive field

Free cash flow materially extends runway and enables increased investments in proprietary pipeline

Pieris can independently develop lead IO asset, PRS-343 (4-1BB/HER2), and is free to enter into additional IO partnerships

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Next-Generation IO Therapy Strategy

Engage immune costimulatory targets in highly novel, targeted manner with unique multispecifics, led by PRS-343 (wholly owned by Pieris)

Establish superior therapeutic window over mAbs

Improve on benefits of leading checkpoint antagonists and other therapies

Simultaneously block multiple immune checkpoints in one drug built on key backbone components (e.g. PD-1), led by PRS-332 (fully retained US rights)

Demonstrate superiority to existing PD-1 mAbs

Exploit independent and fully proprietary position

Demonstrate intra-pipeline synergy between targeted costimulatory engagement and multi-checkpoint blockade within own pipeline

4-1BB (CD137) activation combined with PD-1 blockade expected to result in greater tumor growth inhibition than either monotherapy in preclinical studies[1]

Next-Generation IO Therapies: Novel multispecifics • novel combinations • proprietary

[1] Shindo, Y et al., Anticancer Res. 2015 Jan;35(1):129-36

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Non-Confidential 15

PRS-060 for Asthma First-in-class inhaled IL-4Ra antagonist Uncontrolled asthma Preclinical in vivo POC for pulmonary delivery; DPI formulability Pieris leading IND-enabling studies and Ph 1 in partnership with AstraZeneca Initiate Ph 1 trial in 4Q17 with clear biomarker strategy to POC DRUG INDICATION DATA STATUS NEXT STEPS

IL-4Ra is the Broadest Established Intervention Point in the T2 Pathway IL-4 & IL-13 are main Th2 cytokines involved in asthma, both signal via IL-4Ra Anti-IL-4Ra mAb (Dupilumab) demonstrated strong activity and high response rates in moderate to severe, uncontrolled asthmatics – best-in-class among late-stage/approved biologics Adapted from Wenzel, Nature Medicine 18, 716–725 (2012)

PRS-060 is a Localized IL-4Ra Antagonist for Uncontrolled Asthma First inhaled Anticalin protein to potently engage the highly validated asthma target, IL-4Ra Localized target engagement in lung tissue supports a rationale for a convenient, low-dose, low-cost alternative to systemically administered antibodies Preclinical in vivo POC for pulmonary delivery at doses supportive of daily administration 24-hr duration of action at doses feasible for inhalation hIL-13-induced increases in eotaxin gene expression Total and differential cell counts in OVA model Control 48-hr PRS-060 48-hr Lung Histopathology Inhibits the influx of key inflammatory cells both in lavage fluid and lung tissue

PRS-060 has the Potential to Transform the Use of Biologics in Uncontrolled Asthma A fraction of uncontrolled asthmatics are currently treated with biologics Uptake of biologics limited by several factors including; inconvenient in-office dosing, high price & biomarker restrictions PRS-060 as an inhaled protein is positioned to overcome these challenges An inhaled IL-4Ra blocker has the potential to become market leader and create new markets Physician preference in administration route in asthma (% of responders citing “preferred” or “most preferred” r.o.a.)* * Primary market research with prescribing physicians by Artisan Healthcare Consulting (on behalf of Pieris) in 2016

PRS-060 and beyond... AstraZeneca Partnership is a Transformative Alliance in Respiratory Diseases Alliance Highlights 5 committed novel inhaled Anticalin proteins programs for local treatment of respiratory disease Lead asthma program PRS-060 (IL-4Ra) Retained co-development and co-commercialization (US) options on PRS-060 and up to 2 additional programs ~$45M upfront, up to ~$2.1B in milestones, plus double-digit royalties Access to complementary formulation and device know-how for inhaled delivery Strategic Implications of Partnership Demonstrates high-value opportunity for locally delivered over systemically administered biologics, including potential benefits in cost, convenience, safety and efficacy World-leading respiratory company de-risks and accelerates development of respiratory pipeline Retained co-development and US co-commercialization rights on PRS-060 and other programs provide ability to forward-integrate into a high-value market beyond IO Partner Overview A world leading respiratory company In 2016, AZ’s respiratory products generated over $4.7 billion in worldwide sales The respiratory portfolio includes 12 marketed products, e.g. franchises such as Symbicort® and Pulmicort® Over 40 year experience in developing medicine for respiratory diseases

Other Pipeline Programs Phase Ib/IIa Hepcidin (Anemia) PRS-080 (Pieris) Preclinical n.d. Daiichi Sankyo IND-Enabling P. aeruginosa Sanofi Phase Target or Indication Candidate or Partner 21

PRS-080 for Anemia PEGylated Anticalin-based hepcidin antagnoist Chronic kidney disease patients on hemodialysis Well tolerated in patients, Dose-dependent PD on serum iron & TSAT and decrease in circulating free hepcidin Option agreement for Japan+ rights with ASKA Pharmaceutical Initiate Phase IIa trial - seek partner for ROW rights after trial DRUG INDICATION DATA STATUS NEXT STEPS 22

PRS-080 Shows Consistent Effects in Healthy Volunteers & CKD5 Patients In both healthy volunteers and CKD5 patients, PRS-080… Was safe and well-tolerated Showed a dose-proportional increase of PK parameters (data not shown) Demonstrated dose-dependent PD effects on serum iron and TSAT Led to an immediate dose-dependent decrease in circulating free Hepcidin (data not shown) CTA filed with the German and Czech Republic regulatory authorities Begin enrolling patients for multi-dose Phase IIa in 3Q17 Safety, tolerability hemoglobin (Hb) and reticulocyte concentration of Hb as endpoints Serum Iron [µM] Mean Iron Concentrations† Time after start of infusion [hours] Mean TSAT (%)† TSAT (%) Mean TSAT (%) Time after start of infusion [hours] TSAT (%) Mean Iron Concentrations Serum Iron [µM] Ph I SAD in Healthy Volunteers* Ph Ib SAD in CKD5 patients** ** Presented at 54th ERA-EDTA Conference June 2017 N=24 (6 patients per dose cohort, 6 patients on placebo) Presented at 57th ASH Conference December 2015 † Subjects achieving iron response > 34.5 µM (avg. 3 out of 6 subjects / dose cohort)

Financials & Milestones

Financial Highlights – As of June 30, 2017 Cash & Cash Equivalents (6/30 pro-forma for $45mm up-front payment from Astra Zeneca July 2017) $95.3M Debt $0.0M First Half 2017 Net Loss $18.1M First Half 2017 Operating Expenditure Burn $15.2M Common Shares Outstanding 43.8M Preferred Shares Outstanding (as-converted) 5.0M Options and Warrants Outstanding 11.7M

2017 Expected Milestones



Immuno-Oncology

- [x] Cornerstone Servier alliance incl. PRS-332 and full US rights
- [x] PRS 343 IND accepted
- [ ] Progress several preclinical-stage, highly differentiated multispecifics



Respiratory

- [x] Cornerstone AstraZeneca alliance incl. PRS-060 and co-marketing
- [ ] PRS-060 first subject dosing 4Q17
- [ ] Initiate program on additional target within AZ alliance



Anemia

- [x] Regional partnership in Japan with ASKA
- [x] Disclose Phase Ib results
- [ ] Enroll Phase IIa patients in 3Q17 and initiate ROW partnering activities

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Management and Board

Executive Management Team



Stephen Yoder, J.D.
President & CEO



Louis Matis, M.D.
SVP, Chief Development Officer



Allan Reine, M.D.
SVP, Chief Financial Officer



Claude Knopf
SVP, Chief Business Officer

Board of Directors

Stephen Yoder
President & CEO

Michael Richman
CEO, NextCure, Inc.
Amplimune, Chiron, MedImmune, Macrogenics

Jean-Pierre Bizzari, M.D.
Director
Celgene, Servier, Rhone-Poulenc, Sanofi-Aventis

Christopher Kiritsy
CEO
Arisaph Pharmaceuticals
Kos Pharmaceuticals

Chau Khuong (Chairman)
Partner, OrbiMed Advisors

Steven Prelack
SVP, COO, VetCor
Velquest Corp., Galectin Therapeutics, BioVex Group

Julian Adams, Ph.D.
CSO & President Clal BioTech Industries, Ltd.,
Infinity, Millennium Pharm., LeukoSite Inc.

James Geraghty
Director
Third Rock Ventures, Sanofi, Genzyme, Bain and Company

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Pieris Investment Opportunity

- Robust pipeline of a novel class of therapeutics—Anticalin® proteins
- Potentially transformative, wholly owned, tumor-targeted 4-1BB bispecific immuno-oncology (IO) program
- Next generation multispecifics IO platform to exploit costimulatory and checkpoint targets with novel modes of action
- First-in-class, inhaled Anticalin protein targeting IL-4Ra partnered with AstraZeneca, retaining co-dev & co-marketing rights in USA
- Novel inhaled biologics platform that may bring enormous benefits in respiratory diseases including asthma and beyond
- Validating pharmaceutical partnerships in IO, respiratory diseases, and other therapeutic areas, demonstrating platform value
    - $80M in upfront payments in 2017, $4.5B in milestone potential


Immuno-oncology


Respiratory

pieris AstraZeneca SERVIER ASKA Roche Daiichi-Sankyo SANOFI

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Pieris Pharmaceuticals, Inc. Corporate HQ: 255 State Street, 9th Floor, Boston, MA 02109, USA Research Hub: Freising, Germany (Munich) info@pieris.com www.pieris.com